                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       January 22, 2004
                                                --------------------------------



                             Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)

          1-31330                                        98-0355628
---------------------------                  -----------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                     77002
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(Address of Principal Executive Offices)                 (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

                  Exhibits

                  99.1 Cooper Industries, Ltd. (the "Company") press release dated January 22, 2004 titled "Cooper Industries Reports a 26 Percent Gain in Fourth-Quarter Earnings Per Share."

Item 12. Results of Operations and Financial Condition.

Results of Operations for Fourth Quarter and Full Year 2003

On January 22, 2004, the Company issued the press release attached hereto as
Exhibit 99.1 setting forth the Company's results of operations for the fourth quarter and full year 2003. The press release includes references to free cash flow; the Company's net debt-to-total capitalization ratio; and operating earnings, operating margins and general corporate expense before restructuring and/or unusual items. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the press release. Company management believes that the presentation of free cash flow provides investors an efficient means by which they can evaluate the Company's capacity in the period to reduce debt, repurchase shares and make acquisitions or other investments. Management also uses free cash flow to assess the Company's operating performance and includes free cash flow as a criteria for determining incentive compensation for key employees. Company management believes that the net debt-to-total capitalization ratio provides investors with a supplemental ratio that reflects the Company's debt leverage if the Company were to use its cash balances to pay down debt. Finally, management believes that the presentation of operating earnings, operating margins and general corporate expense before restructuring and/or unusual items provides investors with a useful measure to compare the Company's performance with performance in prior periods.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    COOPER INDUSTRIES, LTD.
                                                    (Registrant)



Date: January 22, 2004                                  /s/ Terry A. Klebe
                                                    ---------------------------
                                                    Terry A. Klebe
                                                    Senior Vice President and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX


  Exhibit No.
  -----------
         99.1     Cooper Industries, Ltd. (the "Company") press release dated
                  January 22, 2004 titled "Cooper Industries Reports a 26
                  Percent Gain in Fourth-Quarter Earnings Per Share."